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This is filed pursuant to 497(c).
File Nos. 33-34001 and 811-6068.








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[LOGO]                      ALLIANCE INSTITUTIONAL RESERVES, INC.
                                     -New York Tax-Free Portfolio
____________________________________________________________

c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096
Toll Free (800) 221-5672
____________________________________________________________

            STATEMENT OF ADDITIONAL INFORMATION

                        May 4, 2001

___________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, dated May 4, 2001, (the "Prospectuses") which describe the Class A, Class B and Class C shares of the New York Tax-Free Portfolio of the Fund. A copy of the Prospectuses may be obtained by contacting Alliance Global Investor Services, Inc. at the address or telephone number shown above.

                     TABLE OF CONTENTS

                                                        Page

The Fund..............................................
Investment Objectives and Policies....................
Investment Restrictions ..............................
Management............................................
Expenses of the Fund..................................
Purchase and Redemption of Shares.....................
Daily Dividends-Determination of Net Asset Value......
Taxes.................................................
General Information...................................
Appendix A - Commercial Paper and Bond Ratings........  A-1
Appendix B - Description of Municipal Securities......  B-1

___________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                         THE FUND
____________________________________________________________

    Alliance Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The New York Tax-Free Portfolio, which is non-diversified (the "Portfolio"), is described by the Prospectuses which supplement this Statement of Additional Information. Additional portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Tax-Free Portfolio, the Treasury Portfolio, the Trust Portfolio and the California Tax-Free Portfolio, are described in separate prospectuses and statements of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998.

____________________________________________________________

            INVESTMENT OBJECTIVES AND POLICIES
____________________________________________________________

    The investment objectives of the Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from Federal and New York state personal income taxes) to the extent consistent with the first two objectives. The Portfolio pursues its objectives by maintaining a portfolio of high-quality municipal securities, all of which, at the time of investment, have remaining maturities of 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of
1940, as amended (the "Act").    The Fund may in the future
establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.

                          General

    The Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

    Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated "Eligible Securities"
(as that term is defined in the Rule) that have been

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determined by the Portfolio's adviser, Alliance Capital
Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolio invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

    Under Rule 2a-7, with respect to 75% of its assets, the Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. Government securities are considered to be first tier securities. In addition, the Portfolio may not invest in a conduit security that has received, or is deemed comparable in quality to a conduit security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

                    Portfolio Policies

    As a matter of fundamental policy, the Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in municipal securities.

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    Although the Portfolio may invest up to 20% of its total
assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if the Adviser believes that suitable municipal securities of New York are not available for investment. To the extent it invests in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

    To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of New York personal income taxes. As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high quality municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state personal income tax. Such municipal securities include municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Shares of the Portfolio are offered only to New York residents.

    Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

Municipal Securities

    The term "municipal securities," as used in the Prospectuses and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum income tax) from Federal income taxes. The

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municipal securities in which the Portfolio invests include those obligations which at the time of purchase:

    1. are backed by the full faith and credit of the United States; or

    2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by
         the Adviser to be of comparable quality.   (See
         Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)

Alternative Minimum Tax

    Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such "private activity" municipal bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-subject bonds were issued. Payment of

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the principal and interest on such revenue bonds depends
solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Taxable Securities And Temporary Defensive Position

    Although the Portfolio expects to be largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

    1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
         Corporation; or

    3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See
         Appendix A for description of these ratings.)

Adjustable Rate Obligations

    The interest rate payable on certain municipal securities in which the Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of the Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolio's investment quality requirements.

    Adjustable rate obligations purchased by the Portfolio may include participation interests in adjustable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives the Portfolio an undivided interest in certain such bonds. The Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.

    The Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by the Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by the Portfolio on the basis of published financial information,

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rating agency reports and other research services to which
the Adviser may subscribe.

Standby Commitments

    The Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which the Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid.

    The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Portfolio are valued at zero in determining net asset value. Where the Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.

Repurchase Agreements

    The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be
longer.   Pursuant to Rule 2a-7, a repurchase agreement is
deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

    The Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements during the coming year.

When-Issued Securities

    Certain issues that the Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but the Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

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Illiquid Securities and Restricted Securities

    The Portfolio will not invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities). Illiquid securities may include securities that are not readily marketable and securities subject to legal or contractual restrictions on resale. Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities.

    Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. As to illiquid securities, the Portfolio is subject to a risk that, should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

    Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Asset-Backed Securities

    The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

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General

    Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments and a decline in interest rates will generally increase the value of portfolio investments.
There can be no assurance, as is true with all investment companies, that the Portfolio's investment objectives will be achieved. The achievement of the Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although there have been proposals which would require registration in the future. The Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in the securities market.

    After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sales of such security by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

    Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to

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pay, when due, the principal or the interest on its
municipal securities may be materially affected.

    Except as otherwise provided above, the Portfolio's investment objectives and policies are not designated
"fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote.
However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

Special Risk Factors of Concentration in a Single State

    The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the Portfolio versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

    The following summary is included for the purpose of providing a general description of the credit and financial conditions of New York. The summary is not intended to provide a complete description of the state. While the Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. The summary does not provide specific information regarding all securities in which the Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

    The following is based on information obtained from an Official Statement, dated July 15, 2000, relating to
$108,225,000 of the State of New York General Obligation

Bonds, Series 2000D Tax-Exempt Bonds,the Annual Information Statement of the State of New York dated, May 31, 2000 and an Official Statement, dated September 21, 2000, relating to $488,420,000 of the City of New York General Obligation Bonds, Fiscal 2001 Series B and C.

Debt Reform Act of 2000

    The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

    The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuances during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

    The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

    In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

    The national economy has experienced a robust rate of growth during the past six months as the longest U.S. expansion on record continues. Growth in real Gross Domestic Product (GDP) for 2000 is expected to be 4.2 percent falling to 3.0 percent in 2001. Growth is expected to moderate over the course of the year and into 2001. Growth in real GDP will exceed 4 percent in 2000 largely because of the extremely strong growth in the fourth quarter of 1999, which raises the base upon which 2000 GDP growth is calculated.

    Various factors are expected to lead to slower growth in the quarters ahead: higher interest rates, as the Federal Reserve Board tightens monetary policy to restrain inflation; softer stock prices, which may gradually restrain consumer spending; weaker consumer confidence, which is expected to fall from exceptionally high levels; and slower investment spending in the residential sector as the cost of borrowing rises.

    Inflation, as measured by the Consumer Price Index, is projected to be 2.7 percent. Inflation is expected to moderate to 2.5 percent in 2001 if, as expected, the Federal Reserve remains vigilant in controlling any acceleration in consumer prices. Employment growth, which is expected to grow at the rate of 2.0 percent in 2000, will slow to 1.6 percent in 2001. Personal income and wages are estimated to increase by 5.9 percent and 6.5 percent respectively in 2000.

    The economic forecast of the DOB contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to stronger growth in consumer spending. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as the future direction of commodity prices such as petroleum products. Stronger-than-expected inflation could lead the Federal Reserve to increase interest rates more aggressively, which could lead to slower economic growth than currently anticipated.

    The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.

    Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

    Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

1999-2000 Fiscal Year

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF), the Debt Reduction Reserve Fund (DRRF) and the Community Projects Fund (CPF) which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), The Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

    General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

1997-98 Fiscal Year

    The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

    The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

    General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

State Financial Practices: GAAP Basis

    Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

    1999-2000 Fiscal Year

    The State reported a General Fund operating surplus of $2.229 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.078 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.925 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

    Revenues increased $4.801 billion (6.6 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $2.588 billion, an increase of 12.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $546 million, or 5.4 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $742 million, a
14.1 percent increase, primarily because of the receipt and recognition of over $500 million in tobacco settlement revenues. Business taxes decreased nearly $254 million, or
4.0 percent.

    Expenditures increased $3.391 billion (4.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $1.399 billion (8.7 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $404 million (25.1 percent). Net other financing sources decreased $634 million (12.32 percent).

    An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $4.463 billion over the prior fiscal year (15.3 percent). Expenditures increased $2.906 billion (11.2 percent). Net other financing uses increased
$775 million (23.9 percent).

    Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.055 billion.
Revenues increased $200.4 million (7.0 percent).  Debt
Service expenditures increased $434 million (15.1 percent).
Net other financing sources increased $63 million (17.4 percent).

    An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

    1998-99 Fiscal Year

    The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The

1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

    Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a
5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

    Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

    Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

    An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

    Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

    An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.


    1997-98 Fiscal Year

    The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of
$232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

    The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

    Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or
5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased
$380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

    Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

    Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

    An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million.

Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

    Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion.
Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

    An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased
$146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

Economic Overview

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New
York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

    Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

    Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

    Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

    The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

    The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

    Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-2001 fiscal year.

    In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

    The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

    Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support is projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, if approved by the voters in the November 2000 general election. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    There can be no assurance that all necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, that the Transportation Infrastructure Bond Act will be approved by voters or that the 2000-04 Capital Program (or parts thereof) will not be delayed or reduced. Should the Transportation Infrastructure Bond Act be defeated, the State could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

    The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

    The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

OSDC and Control Board Reports

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City
fiscal years 1996-97, 1997-98 and 1998-99.   Recent staff
reports also indicate that the City projects surplus for City fiscal year 1999-2000. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.5 billion by City fiscal year 2003-2004. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

    The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $750 million of seasonal financing in fiscal year 2001. The City issued $750 million of short-term obligations in fiscal year 2000 to finance the City's projected cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

    The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach
$4.2 billion in 2000 and City funded expenditures are forecast at $4.3 billion in the 2000 fiscal year.

    In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2002 through 2004 to eliminate the $2.6 billion, $2.7 billion and $2.7 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2002 through 2004 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.5 billion, $1.6 billion and $1.6 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

    The City's projected budget gaps for the 2003 and 2004 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2002 budget are not taken into account in projecting the budget gaps for the 2003 and 2004 fiscal years.

    Although the City has maintained balanced budgets in each of its last 19 fiscal years and is projected to achieve balanced operating results for the 2000 and 2001 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-2001 fiscal year.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totals $200.4 million. In 2000-2001, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

    The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2000-2001 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan. The State believes that the proposed 2000-2001 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-2001 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2000-2001 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan.

    Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

____________________________________________________________

                  INVESTMENT RESTRICTIONS
____________________________________________________________

    Unless otherwise specified to the contrary, the following restrictions may not be changed without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or

(2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

    The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not issue senior securities except to the extent permitted by the 1940 Act;

         4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         7.   May not act as an underwriter of securities.

         NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction.

         The Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).1 For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4.   May not enter into repurchase agreements not
terminable within seven days if, as a result thereof, more than
____________________

1. As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

____________________________________________________________

                        MANAGEMENT
____________________________________________________________

Organization

    The Portfolio is a series of Alliance Institutional
Reserves, Inc., an open-end management investment company registered under the 1940 Act and organized as a Maryland corporation on March 21, 1990. The Portfolio's activities are supervised by the Board of Directors. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

    Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Directors and Officers

    The Directors and principal officers of the Fund and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Directors whose names are followed by a footnote are "interested persons" of the Fund as determined under the Act. Each Director and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Directors

    JOHN D. CARIFA, 56, Chairman of the Board of Directors, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.2

    RUTH BLOCK, 70, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance
Society of the United States; Chairman and Chief Executive
Officer of Evlico; a Director of Avon, Tandem Financial
Group and Donaldson, Lufkin & Jenrette Securities
Corporation.  She is currently a Director of Ecolab
Incorporated (specialty chemicals) and BP Amoco Corporation
(oil and gas).  Her address is P.O. Box 4623, Stamford,
Connecticut, 06903.

    DAVID H. DIEVLER, 71, is currently an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager of Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

    JOHN H. DOBKIN, 59, is a Consultant. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. Previously, he was Director of the National Academy of Design. Formerly he was a Senior Adviser (June 1999 - June
2000) and President (December 1989 - May 1999) of Historic Hudson Valley (historic preservation). His address is P.O. Box 12, Annandale, New York 12504.

    WILLIAM H. FOULK, JR., 68, is an Investment Adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

    CLIFFORD L. MICHEL, 61, is a member of the law firm of
Cahill Gordon & Reindel with which he has been associated
since prior to 1996.  He is President, Chief Executive
Officer and Director of Wenonah Development Company
____________________

2.  An interested person as defined in the Act.

(investments) and a Director of Placer Dome, Inc. (mining).
His address is St. Bernard's Road, Gladstone, New Jersey
07934.

    DONALD J. ROBINSON, 66, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and a Trustee of the Museum of the City of New York. His address is 98
Hell's Peak Road, Weston, Vermont 05161.

Officers

    RONALD M. WHITEHILL - President, 62, is a Senior Vice
President of ACMC and President and Chief Executive Officer of Alliance Cash Management Services with which he has been associated since prior to 1996.

    ANDREW M. ARAN - Senior Vice President, 44, is a Senior
Vice President of ACMC with which he has been associated since prior to 1996.

    DREW A. BIEGEL - Senior Vice President, 50, is a Vice
President of Alliance Fund Distributors, Inc. ("AFD") with which he has been associated since prior to 1996.

    KATHLEEN A. CORBET, Senior Vice President, 41, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

    WILLIAM E. OLIVER - Senior Vice President, 51, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

    RAYMOND J. PAPERA - Senior Vice President, 45, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

    KENNETH T. CARTY - Vice President, 40, is a Vice
President of ACMC with which he has been associated since prior to 1996.

    JOHN F. CHIODI, JR. - Vice President, 35, is a Vice
President of ACMC with which he has been associated since prior to 1996.

    MARIA R. CONA - Vice President, 46, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1996.

    JOSEPH DONA - Vice President, 40, is a Vice President of
ACMC with which he has been associated since prior to 1996.

    FRANCES M. DUNN - Vice President, 30, is a Vice
President of ACMC with which she has been associated since prior to 1996.

    JOSEPH R. LASPINA - Vice President, 40, is Vice
President of AFD with which he has been associated since prior to 1996.

    EILEEN M. MURPHY - Vice President, 29, is a Vice
President of ACMC with which she has been associated since prior to 1996.

    MARIA C. SAZON - Vice President, 34, is a Vice President of ACMC with which she has been associated since 1997.
Prior thereto she was a municipal bond analyst at Financial
Guaranty Insurance Company since prior to 1996.

    EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of AFD and Alliance Global
Investor Services, Inc. ("AGIS") with which he has been associated since prior to 1996.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer,
50, is a Senior Vice President of AGIS and a Vice President of AFD with which he has been associated since prior to 1996.

    THOMAS R. MANLEY, Controller, 49, is a Vice President of
ACMC with which he has been associated since prior to 1996.

    ANDREW L. GANGOLF - Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    DOMENICK PUGLIESE - Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance
Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund
Complex.

                                                   Total Number  Total Number
                                                   of Registered of Investment
                                                   Investment    Portfolios
                                                   Companies     Within the
                                     Total         the Alliance  Alliance Fund
                                     Compensation  Fund Complex, Complex,
                                     from the      Including the Including the
                                     Alliance      Fund, as to   Fund, as to
                   Aggregate         Fund          which the     which the
                   Compensation      Complex,      Director is   Director is
                   from the          Including     a Director    a Director
Name of Director   Fund              the Fund      or Trustee    or Trustee
---------------    -----------       ------------  ------------- -------------

John D. Carifa        $-0-             $-0-            45         103
Ruth Block            $3,592           $155,738        34          80
David H. Dievler      $4,092           $223,025        40          86
John H. Dobkin        $3,842           $187,175        37          83
William H. Foulk, Jr. $4,092           $220,738        41          99
Clifford L. Michel    $4,092           $171,138        35          83
Donald J. Robinson    $4,092           $160,777        37          93

    As of May 1, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser

    The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which approximately $175 billion represented assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have more than 6.5 million shareholder accounts.

    Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the
outstanding Alliance units.3   Equity interests in Alliance
Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

    Under the Advisory Agreement, the Adviser provides the Portfolio and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.

    The Adviser has undertaken, that if, in any fiscal year, the aggregate expenses with respect to a class of shares of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee and any applicable distribution services fee, exceed .20%, .30% or .45% of the Portfolio's aggregate operating expenses for the fiscal year attributable to the Portfolio's Class A shares, Class B shares or Class C shares, respectively, the Portfolio may deduct from the payment to be made to the Adviser, or the Adviser will otherwise bear, such expenses unless the Adviser provides
____________________

3. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance
    Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser, and ownership of Alliance Fund Distributors, Inc. and Alliance Global Investor Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund for shareholder servicing, and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.

    The Advisory Agreement will remain in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

____________________________________________________________

                   EXPENSES OF THE FUND
____________________________________________________________

Distribution Agreement

    The Fund has entered into a Distribution Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis.

Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.
The Agreement was initially approved by the Directors of the Fund at a meeting held on February 1, 2001.

    In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including SCB & Co., an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for the Portfolio is an amount equal to, on an annualized basis,
 .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

    The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended to become effective with respect to shares in the California Tax-Free Portfolio on June 29, 2000. The Agreement was amended to become effective with respect to shares in the Portfolio on February 1, 2001. The Agreement will continue in effect from year to year with respect to each class of shares of the Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    Alliance Global Investor Services, Inc. ("AGIS"), P.O.
Box 1520, Secaucus, NJ 07096-1520, is the Fund's Transfer
Agent. AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

____________________________________________________________

             PURCHASE AND REDEMPTION OF SHARES
____________________________________________________________

    The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining accounts in the Portfolio through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

    Except with respect to telephone orders, investors whose payment in Federal Funds or bank wire monies are received by State Street Bank by 12:00 Noon (Eastern time) will become shareholders on, and will receive the dividend declared, that day. A telephone order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received by State Street Bank prior to 12:00 Noon (Eastern time) of such day. Federal Funds are a bank's deposits in a Federal Reserve Bank.
These Funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available Funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

    The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios of the Fund will be considered as one account.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and of Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

____________________________________________________________

    DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
____________________________________________________________

    All net income of the Portfolio is determined at 12:00
Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

    The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares of the Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

____________________________________________________________

                           TAXES
____________________________________________________________

Federal Income Tax Considerations

    The Portfolio intends to qualify for each taxable year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio distributes all of its net income and capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

    For shareholder's Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by the Portfolio generally are not subject to Federal income tax. See, however, "Investment Objectives and Polices - Alternative Minimum Tax" above.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Fund's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed Funds are used for purchasing or carrying particular assets, the Portfolio shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of

Section 147(a) of the Code) should consult their tax advisers before purchasing shares of the Portfolio.

    Substantially all of the dividends paid by the Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his or her account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than day-by-day determination for each shareholder.

    Any loss realized on shares of the Portfolio that are held for six months or less will not be realized for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

    Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions. Distributions from the Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

____________________________________________________________

                    GENERAL INFORMATION
____________________________________________________________

    Portfolio Transactions. Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.
Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters;
transactions with dealers normally reflect the spread between bid and asked prices.

    The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization

    All shares of the Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting the Portfolio differently, such as approval of the Advisory Agreement, shares of the Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of the Portfolio. Special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

    The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

    Custodian.  State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

    Accountants. PricewaterhouseCoopers LLP, New York, New York, are the independent auditors for the Fund.

    Yield Quotations and Performance Information. Advertisements containing yield quotations for the Portfolio for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    From time to time the Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested.

    Yield quotations for the Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

    Additional Information. Any shareholder inquiries may be directed to the shareholder's broker or AGIS at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

____________________________________________________________

                           APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS
____________________________________________________________

Municipal and Corporate Bonds

    The two highest ratings of Moody's Investors Service, Inc. ("Moody"s) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's for municipal and corporate bonds AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation.
Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or Minus (-) sign to show relative standing within rating category.

Short-Term Municipal Securities

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interest will be given a plus (+) designation.

Issues rate SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

____________________________________________________________

                           APPENDIX B
               DESCRIPTION OF MUNICIPAL SECURITIES
____________________________________________________________

    Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

    3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
         Programs.

    4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.




                               B-2
00250072.BC6